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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002



                           CROSS TIMBERS ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)




            Texas                        1-10982                 75-6415930
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)


           Trust Division
        Royalty Trust Group                                         75202
       Bank of America, N.A.                                     (Zip Code)
    901 Main Street, 17th Floor
            Dallas, Texas
Address of principal executive offices)



     Registrant's Telephone Number, including area code:  (214) 209-2400


                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)

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Item 9. Regulation FD Disclosure.

     Attached as Exhibit 99.1 is the certification of Bank of America, N.A., not in its individual capacity, but solely as trustee of the Registrant, under
Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certification"). In connection with the filing of the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, the Trustee furnished as correspondence the Certification attached hereto as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CROSS TIMBERS ROYALTY TRUST

                                        By:  BANK OF AMERICA, N.A., TRUSTEE FOR
                                             CROSS TIMBERS ROYALTY TRUST


Date:  August 14, 2002                  By:      /s/ Nancy G. Willis
                                           -------------------------------------
                                           Nancy G. Willis
                                           Assistant Vice President

                                        XTO ENERGY INC.


                                        By:      /s/ Louis G. Baldwin
                                           -------------------------------------
                                           Louis G. Baldwin
                                           Executive Vice President and
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

 Exhibit
 -------
 Number   Description
 ------   -----------

  99.1 Certification by Bank of America, N.A., Trustee of the Registrant, furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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